SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2006
JEFFERSONVILLE BANCORP

(Exact name of registrant as specified in its charter)

New York	0-19212	22-2385448

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 398, Jeffersonville, New York 12748
(Address of principal executive offices)
Registrant’s telephone number, including area code: (845) 482-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Result of Operations and Financial Condition
     On May 10, 2006, Jeffersonville Bancorp issued a press release describing its results of operations for the first quarter of 2006. That press release is furnished as Exhibit 99.1 to this report.
Item 8.01 Other Information
     On May 10, 2006, Jeffersonville Bancorp announced that its Board of Directors authorized a stock repurchase program of up to 100,000 shares in open market or private transactions from time to time over the next 12 months. In addition, the Board of Directors announced a cash dividend in the amount of $0.11 per share payable on June 1, 2006 to stockholders of record at the close of business on May 16, 2006.
Item 9.01 Financial Statements and Exhibits
(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

Exhibit
No.	Description

99.1	Press release dated, May 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSONVILLE BANCORP (Registrant)
/s/ Raymond Walter
Raymond Walter
President and Chief Executive Officer

Date: May 11, 2006

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated, May 10, 2006.